UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 17, 2016 (November 10, 2016)
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FEDERAL HOME LOAN BANK OF INDIANAPOLIS
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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Federally Chartered Corporation	000-51404	35-6001443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8250 Woodfield Crossing Blvd.
Indianapolis IN 46240
(Address of Principal Executive Offices, including Zip Code)

(317) 465-0200
(Registrant's Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry Into a Material Definitive Agreement.
On October 21, 2016, the Board of Directors ("Board") of the Federal Home Loan Bank of Indianapolis ("Bank") adopted the 2017 Directors’ Compensation and Expense Reimbursement Policy ("Policy"). In accordance with Federal Housing Finance Agency ("Finance Agency") regulations, the Policy, together with all supporting materials upon which the Board relied in determining the level of compensation and expenses to pay to the Bank’s directors, was provided to the Director of the Finance Agency for review. On November 10, 2016, the Finance Agency notified the Bank that it has no objection to the Policy, and that its review indicates the Policy and resulting compensation are reasonable and comport to all requirements of the applicable Finance Agency regulation. The Policy takes effect on January 1, 2017, and supersedes in its entirety the director compensation policy adopted by the Board on October 16, 2015.

The Policy provides for a Bank director (other than the Chair and Vice Chair) that attends all scheduled in-person meetings and participates in all scheduled teleconference calls, subject to limited exceptions set forth in the Policy, to be paid a total fee of $98,000. The Policy provides for the Chair and Vice Chair of the Board to be paid a fee of $119,000 and $109,000, respectively. Further, the Policy provides that the Chair of each Board Committee shall be paid an additional $10,000 in fees. The Policy also provides that directors’ reasonable travel, entertainment and attendance expenses will be paid or reimbursed. The Policy provides that travel expenses of a director’s spouse/guest may be reimbursed only with the prior approval of the Bank’s Chief Accounting Officer as having a bona fide business purpose. A director’s spouse/guest may participate at no charge in group meals or entertainment activities as part of a Board meeting or event.

Under the Policy, the total annual director fee is paid as a combination of: a quarterly retainer fee; a per-day attendance fee for mandatory in-person events; and a per-call attendance fee. Director per-day and per-call fees are subject to forfeiture and penalties in certain circumstances for excessive absences, as described in the Policy. In addition, the Policy authorizes a reduction of a director’s quarterly retainer fee if a majority of disinterested directors determines that such director’s performance, ethical conduct or attendance is significantly deficient.

The foregoing description of the Policy is qualified in its entirety by reference to the Policy, which is included herein as Exhibit 10.1 and incorporated herein by reference.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of
Certain Officers; Compensatory Arrangements of Certain Officers.
On November 17, 2016, the Board approved the appointment of chairs and vice-chairs, as well as the members, of the Board’s committees, effective January 1, 2017. The Board’s committee assignments and chair/vice-chair designations for 2017 are attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits
A copy of the Bank’s 2017 Directors’ Compensation and Expense Reimbursement Policy is attached as Exhibit 10.1 and incorporated by reference in this report.

A copy of the Board’s 2017 committee assignments and chair/vice chair appointments are attached as Exhibit 99.1 and incorporated by reference in this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 17, 2016

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	/s/CINDY L. KONICH
Cindy L. Konich
President - Chief Executive Officer

By:	/s/MARY M. KLEIMAN
Mary M. Kleiman
Senior Vice President - General Counsel - Chief Compliance Officer